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               [LETTERHEAD OF PRICE WATERHOUSE LLP APPEARS HERE]

                                  EXHIBIT 23.2

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 4, 1996, which appears on page FS-2 of Boston Life Sciences, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts
July 26, 1996


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